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             MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC.

                      Supplement dated February  9, 1996
                     to Prospectus dated October 25, 1995

                               FOR USE IN OHIO


     Investment in the Fund may involve a higher degree of risk than investment in more traditional open-end diversified investment companies because although the Fund may not purchase more than 10% of the voting securities of any one issuer with regard to 50% of the Fund's assets, the remaining assets may be invested without this restriction. See "Investment
Objective  and   Policies--Other  Investment  Policies   and  Practices--Non-
Diversified Status".

     This Prospectus, as supplemented, must be delivered to Ohio investors prior to the consummation of the sale of the Fund shares.

Code #10893-1095OH